Exhibit 99.1

Portland General Electric One World Trade Center 121 S.W. Salmon Street Portland, OR 97204 News Release

May 1, 2026

Media Contact:	Investor Contact:
Drew Hanson	Erin Schwartz
Corporate Communications	Investor Relations
Phone: 503-464-2067	Phone: 503-464-7751

Portland General Electric Announces First Quarter 2026 Results

•
First quarter financial results reflect unusual mild winter weather and lower residential and commercial seasonal usage
•
Industrial customer demand grew 10% quarter-over-quarter, driven by continued growth from data center and high tech customers
•
Reaffirming 2026 adjusted earnings guidance of $3.33 to $3.53 per diluted share

PORTLAND, Oregon -- Portland General Electric Company (NYSE: POR) today reported net income based on generally accepted accounting principles (GAAP) of $45 million, or $0.38 per diluted share, for the first quarter of 2026. After adjusting for the impact of regulatory deferral adjustments related to the January 2024 storm and 2024 reliability contingency event and business transformation, optimization and acquisition expenses, 2026 non-GAAP net income was $68 million, or $0.58 per diluted share. This compares with GAAP net income of $100 million, or $0.91 per diluted share, for the first quarter 2025.

“We are focused on disciplined execution as we move through the year,” said Maria Pope, PGE President and CEO. “Strong operational performance and cost control are allowing us to navigate the impact of an unusually mild winter.”

First Quarter 2026 Earnings Compared to First Quarter 2025 Earnings

On a GAAP basis, total revenues increased due to higher cost recovery. Total energy demand was flat to 2025, with variances between customer classes largely offsetting. Purchased power and fuel expense increased due to less favorable wholesale and environmental credit market conditions and due to the regulatory adjustment related to the January 2024 reliability contingency event deferral. Operations and maintenance expense increased due to the regulatory adjustment related to the January 2024 storm recovery deferral and business transformation and acquisition expenses. Depreciation and interest expense increased due to ongoing capital investment. Income tax increased due to the timing of production tax credit recognition.

Additional Company Updates

Washington Acquisition Update

On March 30, PGE and PacifiCorp submitted a joint application with the Washington Utility and Transportation (WUTC) Commission seeking approval of PGE's proposed acquisition of PacifiCorp's Washington utility operations.

On April 2, PGE submitted an application with the Public Utility Commission of Oregon (OPUC) for the proposed Washington acquisition.

The transaction is expected to consummate approximately twelve months after submission of regulatory filings, subject to customary closing conditions and regulatory approvals. PGE anticipates the transaction closing in 2027.

Quarterly Dividend

As previously announced, on April 24, 2026, the board of directors of Portland General Electric Company approved a quarterly common stock dividend of 55.125 cents per share. The quarterly dividend is payable on or before July 15, 2026 to shareholders of record at the close of business on June 25, 2026.

2026 Earnings Guidance

PGE is reaffirming its estimate for full-year 2026 adjusted earnings guidance of $3.33 to $3.53 per diluted share based on the following assumptions:

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An increase in energy deliveries between 1.5% and 2.5%, weather adjusted;
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Execution of power cost and financing plans;
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Execution of operating cost management plan;
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Normal temperatures in its utility service area for the remainder of the year;
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Hydro conditions for the year that reflect current estimates;
•
Wind generation based on five years of historical levels or forecast studies when historical data is not available;
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Normal thermal plant operations;
•
Operating and maintenance expense between $810 million and $830 million which includes approximately $150 million of wildfire, vegetation management, deferral amortization and other expenses that are offset in other income statement lines and $26 million of business transformation, optimization and acquisition expenses and $4 million of regulatory deferral adjustments related to the January 2024 storm and 2024 reliability contingency event;
•
Depreciation and amortization expense between $570 million and $590 million;
•
Effective tax rate of 15% to 20%;
•
Cash from operations of $1,000 to $1,200 million;
•
Capital expenditures of $1,655 million; an
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Average construction work in progress balance of $830 million.

First Quarter 2026 Earnings Call and Webcast — May. 1, 2026

PGE will host a conference call with financial analysts and investors on Friday, May 1, 2026, at 11 a.m. ET. The conference call will be webcast live on the PGE website at investors.portlandgeneral.com. A webcast replay will also be available on PGE's investor website “Events & Presentations” page beginning at 2 p.m. ET on May 1, 2026.

Maria Pope, President and CEO; Joe Trpik, Senior Vice President of Finance and CFO; and Erin Schwartz, Senior Manager of Investor Relations, will participate in the call. Management will respond to questions following formal comments.

2025 Purpose and Progress Report

On March 17, PGE released its 2025 Purpose and Progress Report, which provides insight into how PGE is managing its carbon footprint, supporting its workforce and local communities, and maintaining ethical leadership and accountability. The report also highlights the Company's clean energy performance in 2025, with non-emitting resources making up 46% of PGE's energy mix.

Non-GAAP Financial Measures

This press release contains certain non-GAAP measures, such as adjusted earnings, adjusted EPS and adjusted earnings guidance. These non-GAAP financial measures exclude significant items that are generally not related to our ongoing business activities, are infrequent in nature, or both. PGE believes that excluding the effects of these items provides an alternative measure of the Company’s comparative earnings per share and enables investors to evaluate the Company’s operating financial performance trends, exclusive of items that are not normally associated with ongoing operations. Management utilizes non-GAAP measures to assess the Company’s current and forecasted performance, and for communications with shareholders, analysts and investors. Non-GAAP financial measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.

Items in the periods presented, which PGE believes impact the comparability of comparative earnings and do not represent ongoing operating financial performance, include the following:

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Non-cash charge related to final orders on the January 2024 storm and damage and 2024 Reliability Contingency Event regulatory deferrals
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Business transformation and optimization expenses, including strategic advisory, workforce realignment, corporate structure update costs and Washington acquisition related expenses including legal, financing and strategic advisory costs.

Due to the forward-looking nature of PGE’s non-GAAP adjusted earnings guidance, and the inherently unpredictable nature of items and events which could lead to the recognition of non-GAAP adjustments (such as, but not limited to, regulatory disallowances or extreme weather events), management is unable to estimate the occurrence or value of specific items requiring adjustment for future periods, which could potentially impact the Company’s GAAP earnings. Therefore, management cannot provide a reconciliation of non-GAAP adjusted earnings per share guidance to the most comparable GAAP financial measure without unreasonable effort. For the same reasons, management is unable to address the probable significance of unavailable information.

PGE’s reconciliation of non-GAAP earnings for the quarters ended March 31, 2026 is below.

Non-GAAP Earnings Reconciliation for the quarter ended March 31, 2026

(Dollars in millions, except EPS)	Net Income	Diluted EPS
GAAP as reported for the quarter ended March 31, 2026	$ 45	$ 0.38
Exclusion of regulatory deferral adjustment charge related to 2024	15	0.13
Exclusion of business transformation, optimization and acquisition expenses	17	0.15
Tax effect (1)	(9)	(0.08)
Non-GAAP as reported for the quarter ended March 31, 2026	$ 68	$ 0.58

(1) Tax effects were determined based on the Company’s full-year blended federal and state statutory rate.

# # #

About Portland General Electric Company

Portland General Electric (NYSE: POR) is an integrated energy company that generates, transmits and distributes electricity to nearly 960,000 customers serving an area of approximately 2 million Oregonians. Since 1889, Portland General Electric (PGE) has been powering economies, delivering safe, affordable and reliable electricity while working to transform energy systems to meet evolving customer needs. PGE continues to make progress towards emissions reduction targets, and customers have set the standard for prioritizing clean energy with the No. 1 voluntary renewable energy program in the country. PGE is ranked a top ten utility in the 2025 Forrester U.S. Customer Experience Index. In 2025, PGE employees and retirees volunteered over 18,300 hours to more than 400 nonprofits organizations. Through the PGE Foundation, along with corporate contributions and the employee matching gift program, more than $5 million was directed to charitable organizations supporting economic growth and community resilience across our service area. For information: portlandgeneral.com/news.

Safe Harbor Statement

Statements in this press release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our estimates and assumptions as of the date of this report, and PGE assumes no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors. Investors should not rely unduly on any forward-looking statements.

Forward-looking statements include statements, other than statements of historical or current fact, regarding PGE's earnings guidance (including all the assumptions and expectations upon which such guidance is based), PGE's proposed purchase of electric utility operations and certain assets in Washington state from PacifiCorp (Acquisition), the and PGE's operating and financing plans, as well as other statements containing words such as “anticipates,” “assumptions,” “believes,” “continue,” “could,” “estimates,” “expected,” “forecast,” “guidance,” “may,” “plans,” “proposed,” “seeks,” “should,” “will,” “working to,” or similar expressions.

Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Such risks, uncertainties and other factors include, without limitation: wildfire and public safety risks, including ignitions caused by PGE assets, the effectiveness of wildfire mitigation, vegetation management, and system hardening, the ability to implement public safety power shutoffs (PSPS), related liability exposure, and the timing and extent of regulatory cost recovery; severe weather, climate, and catastrophe risks, including extreme or unseasonable weather and other natural or human caused disasters that could endanger public safety, disrupt operations, damage assets, limit access to power or fuel supplies, increase costs, or adversely affect cost recovery; electric system operational risks, including forced outages, fires, equipment failures, adverse hydro or wind conditions, fuel supply disruptions, and complications at jointly owned facilities, resulting in increased costs or the need to procure replacement power; power and fuel supply and price risks, including availability, counterparty nonperformance, and volatility in wholesale electricity, natural gas, coal, and other fuel markets; regulatory, legislative, and policy risks, including new or revised laws, regulations, executive actions, audits, investigations, and proceedings that could affect rates, cost recovery, operations, capital plans, or financial results; Acquisition risks, including risks related to regulatory approvals, financing and joint‑venture arrangements, integration and operational execution, cost recovery, and the possibility that the anticipated benefits of the Acquisition are delayed, not realized, or cost more than expected; environmental compliance and permitting risks, including evolving environmental laws and permitting requirements and site specific remediation obligations, such as Superfund liabilities, where uncertainties regarding remediation scope, cost allocation, litigation, and regulatory cost recovery could result in material costs or adversely affect PGE’s financial position, results of operations, or cash flows; capital investment and execution risks, including supply chain disruptions, cost inflation, labor constraints, permitting delays, contractual disputes, counterparty failures, or project abandonment, which could impair timely completion or cost recovery; load growth and demand uncertainty, including accelerated or uneven growth from large customers such as data centers, changes in customer usage patterns requiring substantial capital investment, variability in demand driven by weather variations, and reduced consumption or load shifting resulting from energy efficiency measures or other changes in customer behavior; customer choice and market structure risks, including reduced demand or usage shifts due to distributed generation or increased procurement from alternative providers, such as registered Electricity Service Suppliers (ESSs) or community choice aggregation programs; cybersecurity and physical security risks, including cyberattacks, data breaches, physical attacks, or other malicious acts that could damage assets, disrupt systems, or result in the disclosure of sensitive information; geopolitical and macroeconomic risks, including acts of war, terrorism, or civil unrest—such as the war involving the United States and Iran—that could disrupt energy markets or supply chains, increase costs, or contribute to volatility in capital markets, inflation, or interest rates; economic and financial market risks, including availability and cost of capital, interest rate and equity market volatility, inflation, and trade tariffs affecting operating or capital costs; legal and litigation risks, including the timing and outcome of judicial, administrative, or regulatory proceedings, which may result in material liabilities or costs; workforce and labor risks, including the ability to attract and retain skilled employees, transitions in senior management, and potential labor disputes or work stoppages; resource procurement and All-Source Request for Proposals (RFP) project risks, including uncertainties related to the availability, cost, permitting, financing, and performance of resources selected through RFP processes and associated regulatory and counterparty risks; insurance availability and cost, particularly for wildfire or catastrophe related coverage; accounting, tax, and policy changes, including changes in accounting standards, tax laws, or regulatory accounting policies that could affect reported results or cash flows; and the other risks and uncertainties set forth in PGE’s Annual Report on Form 10‑K for the year ended December 31, 2025, as filed with the SEC.

Source: Portland General Electric Company

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Dollars in millions, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2026	2025
Revenues:
Revenues, net	$863	$932
Alternative revenue programs, net of amortization	16	(4)
Total revenues	879	928
Operating expenses:
Purchased power and fuel	361	368
Generation, transmission and distribution	110	110
Administrative and other	106	96
Depreciation and amortization	144	140
Taxes other than income taxes	51	46
Total operating expenses	772	760
Income from operations	107	168
Interest expense, net	60	56
Other income:
Allowance for equity funds used during construction	3	5
Miscellaneous income, net	4	5
Other income, net	7	10
Income before income tax expense	54	122
Income tax expense	9	22
Net income and Comprehensive income	$45	$100

Weighted-average common shares outstanding (in thousands):
Basic	115,641	109,423
Diluted	116,140	109,683

Earnings per share:
Basic	$0.39	$0.91
Diluted	$0.38	$0.91

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions)

(Unaudited)

	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$8	$76
Accounts receivable, net	405	460
Inventories	130	124
Regulatory assets—current	243	168
Other current assets	224	244
Total current assets	1,010	1,072
Electric utility plant, net	11,103	10,993
Regulatory assets—noncurrent	552	619
Nuclear decommissioning trust	40	42
Non-qualified benefit plan trust	35	36
Other noncurrent assets	464	468
Total assets	$13,204	$13,230

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS, continued

(In millions, except share amounts)

(Unaudited)

	March 31, 2026	December 31, 2025
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$277	$330
Liabilities from price risk management activities—current	167	158
Short-term debt	9	—
Current portion of finance lease obligation	27	27
Accrued expenses and other current liabilities	449	478
Total current liabilities	929	993
Long-term debt, net of current portion	4,658	4,662
Regulatory liabilities—noncurrent	1,503	1,490
Deferred income taxes	623	601
Deferred investment tax credits	193	194
Unfunded status of pension and postretirement plans	93	107
Liabilities from price risk management activities—noncurrent	73	56
Asset retirement obligations	301	299
Non-qualified benefit plan liabilities	68	70
Finance lease obligations, net of current portion	259	263
Other noncurrent liabilities	384	362
Total liabilities	9,084	9,097
Commitments and contingencies (see notes)
Shareholders’ Equity:
Preferred stock, no par value, 30,000,000 shares authorized; none issued and outstanding as of March 31, 2026 and December 31, 2025	—	—
Common stock, no par value, 160,000,000 shares authorized; 115,729,030 and 115,559,079 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	2,386	2,382
Accumulated other comprehensive loss	(4)	(4)
Retained earnings	1,738	1,755
Total shareholders’ equity	4,120	4,133
Total liabilities and shareholders’ equity	$13,204	$13,230

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

(Unaudited)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities:
Net income	$45	$100
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	144	140
Deferred income taxes	14	20
Allowance for equity funds used during construction	(3)	(5)
Alternative revenue programs	(16)	4
Regulatory assets	12	(5)
Regulatory liabilities	31	(8)
Tax credit sales	3	3
Other non-cash income and expenses, net	43	32
Changes in working capital:
Accounts receivable, net	52	(25)
Inventories	(6)	3
Margin deposits	45	55
Accounts payable and accrued liabilities	(48)	(37)
Margin deposits from wholesale counterparties	3	5
Other working capital items, net	(3)	(28)
Other, net	(48)	(23)
Net cash provided by operating activities	268	231
Cash flows from investing activities:
Capital expenditures	$(259)	$(359)
Sales of Nuclear decommissioning trust securities	3	—
Purchases of Nuclear decommissioning trust securities	(3)	(2)
Other, net	(3)	(15)
Net cash used in investing activities	(262)	(376)

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS, continued

(In millions)

(Unaudited)

	Three Months Ended March 31,
	2026	2025
Cash flows from financing activities:
Proceeds from issuance of long-term debt	—	310
Payments on long-term debt	—	(102)
Issuance of commercial paper, net	9	—
Dividends paid	(60)	(55)
Other	(23)	(9)
Net cash (used) provided by financing activities	(74)	144
Change in cash and cash equivalents	(68)	(1)
Cash and cash equivalents, beginning of period	76	12
Cash and cash equivalents, end of period	$8	$11
Supplemental cash flow information is as follows:
Cash paid for interest, net of amounts capitalized	$51	$43
Cash paid (received) for income taxes, net	1	(1)

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

SUPPLEMENTAL OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2026		2025
Retail:
Residential	$394	45%	$429	46%
Commercial	235	27	242	26
Industrial	139	16	127	14
Subtotal	768	87	798	86
Direct access:
Commercial	3	—	4	—
Industrial	6	1	5	1
Subtotal	9	1	9	1
Subtotal Retail	777	88	807	87
Alternative revenue programs, net of amortization	16	2	(4)	—
Other accrued revenues, net	(3)	—	4	—
Total retail revenues	790	90	807	87
Wholesale revenues	63	7	100	11
Other operating revenues	26	3	21	2
Total revenues	$879	100%	$928	100%

	Three Months Ended March 31,
	2026	2025	% Change	% Change (Weather- Adjusted)*
Energy deliveries:
Retail:
Residential	2,087	2,226	(6.2)%	(4.6)%
Commercial	1,594	1,632	(2.3)	(1.7)
Industrial	1,528	1,398	9.3	9.3
Subtotal	5,209	5,256	(0.9)	—
Direct access:
Commercial	116	129	(10.1)	(10.1)
Industrial	497	443	12.2	12.2
Subtotal	613	572	7.2	7.2
Total retail	5,822	5,828	(0.1)	0.7%
Wholesale	1,399	1,979	(29.3)
Total	7,221	7,807	(7.5)%

	Three Months Ended March 31,
	2026	2025	% Change
Average number of retail customers:
Residential	845,485	837,109	1%
Commercial	114,543	114,191	—
Industrial	220	216	2
Direct access	533	589	(10)
Total	960,781	952,105	1%

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

SUPPLEMENTAL OPERATING STATISTICS, continued

(Unaudited)

	Heating Degree-days
	2026	2025	Avg.
January	715	725	711
February	566	613	604
March	456	434	513
Year-to-date	1,737	1,772	1,828
(Decrease) from the 15-year average	(5)%	(3)%

Note: “Average” amounts represent the 15-year rolling averages provided by the National Weather Service (Portland Airport).

	Three Months Ended March 31,
	2026		2025
Generation:
Thermal:
Natural gas	2,340	34%	3,117	41%
Coal	322	5	533	7
Total thermal	2,662	39	3,650	48
Hydro	349	5	442	6
Wind	548	8	599	8
Total generation	3,559	52	4,691	62
Purchased power:
Hydro	1,495	22	1,748	23
Wind	319	5	289	4
Solar	262	4	174	2
Natural Gas	431	6	—	—
Waste, Wood, and Landfill Gas	23	—	25	—
Source not specified	815	11	616	9
Total purchased power	3,345	48	2,852	38
Total system load	6,904	100%	7,543	100%
Less: wholesale sales	(1,399)		(1,979)
Retail load requirement	5,505		5,564